Supplement dated June 20, 2014

To the Prospectuses dated May 1, 2014, as amended, for

New York Life Variable Annuity Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2014 prospectuses (the “Prospectuses”) for New York Life variable annuity policies. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to:

•	Update the Annual Portfolio Company Operating Expenses Table entry for the BlackRock High Yield V.I. Fund – Class III Shares; and
•	For the New York Life Flexible Premium II Variable Annuities, correct the description of minimum premium requirements for SIMPLE IRAs.

Keeping this purpose in mind, please note the following:

•	In the Annual Portfolio Company Operating Expenses Table, the entry for the BlackRock® High Yield V.I. Fund – Class III Shares is deleted and replaced with the following:

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
BlackRock® High Yield V.I. Fund – Class III Shares	0.54%	0.25%	0.28%	1.07%

§Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

#Shown as a percentage of average net assets for the period ended December 31, 2013. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

•	For New York Life Flexible Premium II Variable Annuities, all references to minimum premium payments for SIMPLE IRAs are hereby amended to provide that the minimum initial premium payment is $2,000, or if part of a pre-authorized billing arrangement, $50 per month.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010